Supplement to the
Fidelity's Michigan Municipal Funds
March 1, 2013
Prospectus

The following information supplements information for Fidelity Michigan Municipal Income Fund found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" beginning on page 23.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
MIS-MIF-13-01  May 31, 2013
1.475738.132